Exhibit 99.1

Exhibit 99.1

Addus SM HomeCare

Coordinated Personal Home Care

A pre-acute solution to the post-acute problemSM

Avondale Partners Healthcare Conference Boston, MA

August 11, 2014

Forward-Looking Statements

The following information contains, or may be deemed to contain, forward-looking statements. By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. The future results of Addus may vary from the results expressed in, or implied by, the following forward-looking statements, possibly to a material degree, and historical results may not be an indication of future performance. For a discussion of some of the important factors that could cause Addus’ results to differ from those expressed in, or implied by,the following forward-looking statements, please refer to Addus’ most recent Annual Report on Form 10-K, and its Quarterly Reports on Form 10-Q, each of which is available at www.SEC.gov, particularly the Sections entitled “Risk Factors”. Addus undertakes no obligation to update or revise any forward-looking statements, except as may be required by law.

Mission

It is the primary mission of Addus HealthCare to improve the health and well being of our consumers through the provision of quality, cost-effective home and community based services.

We will accomplish our goals by fostering an environment in which our employees enthusiastically support and advance our mission.

Reward for accomplishing our mission includes pride in our organization, contribution to the community and a reasonable profit.

About Addus

Who is Addus?

Comprehensive provider of home and community based services, which are primarily social in nature, focused primarily on the Dual Eligible population: Personal Care Adult Day Service Private Duty

Key Facts:

Founded in 1979

17,000+ employees

30,500+ consumers (many dual eligible)

2013 Revenues of $265.9 million

Diversified payor base (200+ payors)

133 Locations Across 22 States

Who We Serve

Focusing on the Dual Eligible Population!

Concentration of Health Care Spending in the U.S. Population, 2007

100.0% 97.0%

90.0%

81.2%

80.0% 74.6%

70.0% 65.2%

60.0%

49.5%

50.0%

40.0%

30.0% 22.9%

20.0%

10.0% 3.0%

0.0%

Top 1% Top 5% Top 10% Top 15% Top 20% Top 50% Bottom 50%

($44,482)($15,806)($8,716)($5,798)($4,064)($786)(<$786)

Percentof Population, Ranked by Health Care Spending

Percent of Total Healthcare spending

Addus serves the top 5% who utilize 50% of healthcare resources and expenditures! The alternative is nursing homes at 4X the cost!

Source: Kaiser Family Foundation calculations using data from U.S. Department of Health and Human Services, Agency for Healthcare Research and Quality, Medical Expenditure Panel Survey (MEPS), 2007

Historic Payors - $50 Billion Market & Growing

State Agencies . . . County Agencies . . . Area Agencies on Aging

$80.0

$70.0

$60.0

$50.0

$40.0

$30.0

$20.0

$10.0

$0.0

1990 1995 2000 2002 2004 2006 2008 2009

Insitutional Care Expenditures(Billions)

Home & Community Based Services Expenditures

Reasonably Effective . . . Inefficient

The Shift to Dual Eligible Programs

State Programs are moving to Managed Care Integration of Medicaid and Medicare Benefit Plans

Dually eligible beneficiaries comprise 20% of the Medicare population and 15% of the Medicaid population, 2008

Medicare

37 million

Dual Eligibles

9 million

Medicaid 51 million

Total Medicare beneficiaries, 2008: 46 million

Total Medicaid beneficiaries, 2008: 60 million

SOURCE: Kaiser Family Foundation analysis of the Medicare Current Beneficiary Survey 2008, and Kaiser Commission on Medicaid and the Uninsured and Urban institute estimates based on data from FY2008 MSIS and CMS Form-64.

$300 Billion in Combined Spending & Growing!

Who are the New Payors?

The Challenge – Shifting from an Acute to a Pre-Acute Model

Transportation ¢¢ Home Health $ Rehab Facility

$$$$

Personal Companion $

Emergency Home Hospital

Family and Response Case Physicians Intensive Care Nursing Home

Community ¢(PERS) ¢¢ $$$ $$$$$ $ $$ Management $ Ambulance/ER

$$$

Healthy Friendly Psychiatric

Living - Eat Visiting $$$$Inpatient$

an Apple ¢ ¢¢ Tele Health $ Hospice$$

Specialty Sub-Acute

Telephone $$ $$$$$ Diagnostics$ Facilities

Reassurance ¢ Adult Day ¢¢ $$$Hospital$

Meals at Personal Care $ Behavioral

Home ¢¢ Health $$

Pre-Acute Acute

$33.4 B $266.6 B

Sources: Kaiser Commission on Medicaid and

the Uninsured, April 2011

States Shifting to Managed Care

Focus is on managing and coordinating care for the costly dual eligible population!

MCO Plans/Programs already implemented

2013 Implementation Plans

2014 Implementation Plans

No Implementation Plans

Addus location(s)

Source: Kaiser Commission on Medicaid and the Uninsured, May 2012

Addus Dual AdvantageTM - The New Paradigm

Long-term care risk makes it essential that health plan dual eligible members live safely and healthfully at home as long as possible…

Expectations for Providers are Changing

Traditional Payors

Industry Structure:

Few large providers

20,000 + small individual

providers

Limited geographic distribution

No outcomes requirements /

reporting

Economic model:

Paper driven

Payments based on hours worked

Overutilization

Care not modulated

Managed Care Plans

Industry Structure:

Prefer larger organized providers

Sophisticated Technology & Access to Data

Electronic Visit Record

Outcomes Driven

Economic model:

Capitation

Risk Sharing

Gain Sharing

Addus Dual AdvantageTM

The Addus Homecare Aid—A Powerful Resource

No one knows more about the member . . .

No one is in a better position to positively effect health outcomes . . .

. . . Than the Addus Home Care Aide

Technology to Connect the Member to the Health Care Team

Real time reporting to the MCO

Changes in Condition – Real time reports through the device, triggering an alert to appropriate personnel.

Additional Information –

Pictures and short videos.

Monitoring per Diagnosis –

Customized to primary diagnosis.

Early Identification equals Early Intervention

Redesign the Care System—Objectives

- Shift transactional activities from Agency to Central Contact Center

- Free Agency staff to focus on the member . . .. Visit the consumer on an acuity basis

- Use technology to Connect the Aide / Member to the Health System / Plan

Video of Addus Services

To view a video about Addus service visit:

https://www.youtube.com/watchv=EAaPHI6t-6Y

Home Care Programs Improve Outcomes

Nursing home admissions fell, in spite of rising populations; substantial savings

HCBS Strategies Study

Illinois Residents Age 75+

Total Population vs. Nursing Home Residents

1,000,000 80,000

800,000 78,000

600,000 76,000

74,000

400,000 72,000

200,000 70,000

0 68,000

1980 2008

Illinois 75+ Population

Medicaid 75+ Nursing Home Population

Source: CCP Cost Effectiveness: Comparison of CCP growth with Nursing Facility Prevalence Reductions HCBS Strategies Inc. February 10, 2010

Scripps Gerontology Center Study

Ohio Residents Age 60+

Total Population vs. Nursing Home Residents

2,300,000 50,000

2,200,000 48,000

2,100,000 46,000

2,000,000 44,000

42,000

1,900,000 40,000

1,800,000 38,000

1,700,000 36,000

1997 2009

Ohio 60+ Population

Medicaid 60+ Nursing Home Population

Source: Coming of Age: Tracking the Progress and Challenges of Delivering Long-Term Services and Supports in Ohio Scripps Gerontology Center, Miami University of Ohio, June 2011

The home is the lowest cost setting in which to provide care, and is preferred by consumers and families

Strategies for Future Growth

Organic Growth

Managed Care

Acquisitions

Census—Revenue—EBITDA Trends

Census

32,000

30,000

28,000

26,000

24,000

22,000

20,000

18,000

Same Store Acquisition

Revenue

$75.0

in millions)

$70.0

$65.0

$60.0

$55.0

$50.0

EBITDA

$8,000

($ in thousands)

$7,000

$6,000

$5,000

$4,000

$3,000

$2,000

We define Adjusted EBITDA as earnings before discontinued operations,  preferred stock dividends, reevaluation of contingent consideration, interest expense, taxes, depreciation, amortization, and stockbased compensation expense. Adjusted EBITDA is a performance measure used by management that is not calculated in accordance with generally accepted accounting principles in the United States (GAAP). It should not be considered in isolation or as a substitute for net income, operating income or any other measure of financial performance calculated in accordance with GAAP.

Condensed Consolidated Statements of Income

Maintain stable Gross Margins despite minimal rate increases
Improved Operating Margins as we grow top line and leverage fixed costs

Continuing Operations

($ in millions)	Year Ended					Six Months Ended	
	12/31/2009	12/31/2010	12/31/2011	12/31/2012	12/31/2013	6/30/2013	6/30/2014
Net Service Revenues	$ 219.9	$ 230.1	$ 230.1	$ 244.3	$ 265.9	$ 128.8	$ 148.6
Cost of Service Revenues	(162.7)	(170.4)	(168.6)	(180.2)	(198.2)	(96.3)	(109.4)
General Administrative	(45.1)	(47.0)	(45.4)	(45.9)	(50.1)	(23.6)	(29.8)
Operating Margin	$ 12.1	$ 12.7	$ 16.1	$ 18.2	$ 17.6	$ 8.8	$ 9.4
Gross Margin Percentage	26.0%	25.9%	26.7%	26.2%	25.5%	25.2%	26.4%
Operating Margin Percentage	5.5%	5.5%	7.0%	7.4%	6.6%	6.8%	6.4%

Operating Margin is defined as Net Service Revenues less Cost of Service Revenues and General Administrative expenses and does not include depreciation and amortization. Operating Margin is a performance measure used by management that is not calculated under generally accepted accounting principles in the United States (GAAP). It should not be considered in isolation or as a substitute for net income, operating income or any other measure of financial performance calculated in accordance with GAAP. Six month data for periods ended 6/30/2013 and 6/30/14 amounts are unaudited.

Addus HomeCare

20

Select Balance Sheet Information

Balance Sheet stability has improved providing flexibility to fund acquisitions and new initiatives

`

Key Balances 12/31/2009 12/31/2010 12/31/2011 12/31/2012 12/31/2013 6/30/2014

Cash $ 0.5 $ 0.8 $ 2.0 $ 1.7 $ 15.6 $ 19.5

Accounts receivable, net 70.5 71.0 72.4 71.3 61.4 48.7

Total Assets 161.3 166.9 154.7 149.9 163.9 165.1

Debt, including current maturities 49.2 45.2 31.5 16.5

Stockholders’ equity $ 80.6 $ 88.1 $ 86.4 $ 94.4 $ 113.9 $ 119.5

Debt to capital ratio 37.9% 33.9% 26.7% 14.8% 0.0% 0.0%

Balances for 6/30/2014 are unaudited.

EBITDA Reconciliation

EBITDA growth driven by increased revenues.

Continuing Operations

($ in millions)	Year Ended					Six Months Ended	
	12/31/2009	12/31/2010	12/31/2011	12/31/2012	12/31/2013	6/30/2013	6/30/2014
Net Income	$ (1.8)	$ 6.0	$ (2.0)	$ 7.6	$ 19.1	$ 15.7	$ 5.1
Less: (Earnings) loss from discontinued ops	(2.4)	(1.7)	10.4	1.7	(8.0)	(10.4)	-
Net Income from continuing operations	(4.2)	4.3	8.4	9.3	11.2	5.3	5.1
Preferred stock dividends	5.4	-	-	-	-	-	-
Revaluation of contingent consideration	-	-	(0.5)	-	-	-	-
M&A Expense	-	-	-	-	0.7	-	0.6
Interest Income		(0.2)	(2.3)	(0.2)	(0.2)	-	-
Interest Expense	6.8	3.2	2.5	1.8	0.7	0.4	0.3
Income Tax Expense from Continuing Operations	(0.1)	1.9	4.3	4.8	3.8	2.1	2.5
Depreciation and amortization	4.1	3.4	3.2	2.5	2.2	1.1	1.6
Stock based compensation expense	0.3	0.3	0.3	0.3	0.5	0.2	0.3
Adjusted EBITDA (1)	**$ 12.3**	**$ 12.9**	**$ 15.9**	**$ 18.5**	**$ 18.8**	**$ 9.0**	**$ 10.4**

(1) We define Adjusted EBITDA as earnings before discontinued operations, preferred stock dividends, revaluation of contingent consideration, M&A expense, interest income, interest expense, taxes, depreciation, amortization, and stock-based compensation expense. Adjusted EBITDA is a performance measure used by management that is not calculated in accordance with generally accepted accounting principles in the United States (GAAP). It should not be considered in isolation or as a substitute for net income, operating income or any other measure of financial performance calculated in accordance with GAAP.

(2) Six months ended 6/30/2013 and 6/30/2014 amounts are unaudited

Addus HomeCare

22

Strategies for Future Growth

Organic Growth

Managed Care

Acquisitions